SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2005

                             ON2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                21 CORPORATE DRIVE, SUITE 103, NEW YORK NY 12065
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)

      ITEM 2.01      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 6, 2005, On2 hosted a conference call in which Douglas A. McIntyre, On2's Chairman, President and CEO, discussed the launch at the Consumer Electronics Show (CES) in Las Vegas of several new product initiatives with customers, as well as the U.S. public debut of On2's new TrueMotion VP7 video compression software. Mr. McIntyre's remarks included comments on On2's results of operations and financial condition for the fourth quarter of 2004. A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit 99.1   Transcript of conference call held January 6, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 12, 2005           ON2 TECHNOLOGIES, INC.

                                 By: /s/ Doug McIntyre
                                     ---------------------
                                 Name: Doug McIntyre
                                 Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                             Dated January 12, 2005


                                  EXHIBIT INDEX


     EXHIBIT NUMBER    DESCRIPTION

          99.1         Transcript of conference call held January 6, 2005